UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

(Exact name of registrant as specified in its charter)

Delaware	001-39320	36-3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois	60631-3655
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (708) 831-7483

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	FMBI	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FMBIP	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	FMBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, First Midwest Bancorp, Inc. (“First Midwest”) and Old National Bancorp (“Old National”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which First Midwest and Old National will merge (the “Merger”). Following the Merger, First Midwest Bank, a wholly-owned subsidiary of First Midwest, and Old National Bank, a wholly-owned subsidiary of Old National, will merge. The transaction is described in more detail in First Midwest’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2021 and June 2, 2021.

In connection with the proposed transaction, Old National filed a preliminary registration statement on Form S-4 with the SEC on June 30, 2021. The registration statement includes a joint proxy statement/prospectus of First Midwest and Old National, which was declared effective by the SEC on July 27, 2021 (the “joint proxy statement/prospectus”).

Following the filing of the registration statement on Form S-4 referenced above, two lawsuits and three demand letters relating to the disclosures contained in the joint proxy statement/prospectus have been filed or delivered by alleged stockholders of First Midwest. The first lawsuit, captioned Benjamin Mogni v. First Midwest Bancorp, Inc., et al., was filed in the U.S. District Court for the Southern District of New York on July 28, 2021. The second lawsuit, captioned Edwin Chalus v. First Midwest Bancorp, Inc., et al., was filed in the U.S. District Court for the Eastern District of New York on August 4, 2021. The lawsuits and demand letters request, among other things, that supplemental disclosures of certain information be made in connection with the joint proxy statement/prospectus prior to the stockholder vote on the Merger. We refer to the foregoing lawsuits and demand letters collectively as the “Merger Actions.”

Supplemental Disclosures to Joint Proxy Statement/Prospectus

The following information supplements the joint proxy statement/prospectus and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below.

The Merger—Opinion of First Midwest’s Financial Advisor

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following immediately after the second full paragraph on page 83 of the joint proxy statement/prospectus:

The following table sets forth the P/FY 2022E EPS multiples, P/TBV multiples and 2022E ROATCEs for First Midwest, Old National and each Selected Company:

	2022E P/E	P/TBV	2022E ROATCE
Pinnacle Financial Partners, Inc.	16.0x	2.40x	12.7%
Atlantic Union Bankshares Corporation	15.2x	2.09x	12.3%
Wintrust Financial Corporation	14.9x	1.45x	9.0%
Banner Corporation	14.6x	1.66x	10.8%
United Community Banks, Inc.	14.4x	1.93x	12.4%
First Financial Bancorp	14.4x	1.97x	12.9%
F.N.B. Corporation	12.7x	1.67x	12.1%
Hancock Whitney Corporation	11.6x	1.73x	13.3%
Heartland Financial U.S.A, Inc.	11.3x	1.58x	12.2%
Umpqua Holdings Corporation	11.0x	1.58x	13.2%
Western Alliance Bancorporation	11.0x	3.37x	22.9%
First Midwest	14.7x	1.60x	10.8%
Old National	13.6x	1.66x	11.6%

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the second bullet point under the first full paragraph on page 84 of the joint proxy statement/prospectus:

a terminal value based on 2026 estimated net income (which was based on the First Midwest forecast) and a multiple range of 12.5x to 14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment;

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the second bullet point under the first full paragraph on page 85 of the joint proxy statement/prospectus:

a terminal value based on 2026 estimated net income (which was based on the Old National forecast) and a multiple range of 12.5x to 14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment;

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the last parenthetical in the first paragraph under the heading “Value Creation Analysis” on page 85 of the joint proxy statement/prospectus:

J.P. Morgan determined the pro forma combined company equity value by calculating the sum of (i) the equity value of Old National using the midpoint value determined in J.P. Morgan’s dividend discount analysis described above in “—Old National Dividend Discount Analysis,” (ii) the equity value of First Midwest derived using the midpoint value determined in J.P. Morgan’s dividend discount analysis described above in “—First Midwest Dividend Discount Analysis” (the “Standalone Value”) and (iii) the estimated present value of expected synergies, net of restructuring charges (using synergy and restructuring charges amounts reviewed and approved by First Midwest management, the midpoint of a discount rate range of 9.50-11.50% and the midpoint of an exit multiple range of 12.5x-14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment).

First Midwest and Old National believe that the claims asserted in the Merger Actions are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to minimize the costs and risks inherent in defending the Merger Actions, First Midwest and Old National have agreed to supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. First Midwest, Old National and the other named defendants in the Merger Actions deny that they have violated any laws or breached any duties to First Midwest’s or Old National’s shareholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, First Midwest and Old National specifically deny all allegations in the Merger Actions that any additional disclosure was or is required.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Midwest. In some cases, forward looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “forecast,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest’s future financial performance, the performance of First Midwest’s loan or securities portfolio, the expected amount of future credit allowances or charge-offs, delays in completing the pending merger of First Midwest and Old National, the failure to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the merger on a timely basis or at all, the possibility that the anticipated benefits of the merger are not realized when expected or at all, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest’s business, regulatory developments, estimated synergies, cost savings and financial benefits of completed transactions, growth strategies, the inability to realize cost savings or improved revenues or to implement integration plans and other consequences associated with the proposed merger and the continued or potential effects of the COVID-19 pandemic and related variants and mutations on First Midwest’s business, financial condition, liquidity, loans, asset quality and results of operations. These statements are subject to certain risks, uncertainties and assumptions, including the duration, extent and severity of the COVID-19 pandemic and related variants and mutations, including the continued effects on First Midwest’s business, operations and employees, as well as on First Midwest’s customers and service providers, and on economies and markets more generally and other risks, uncertainties and assumptions that are discussed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of First Midwest’s Annual Report on Form 10-K for the year ended December 31, 2020, First Midwest’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and in First Midwest’s subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest’s business and financial performance.

Additional Information and Where to Find It

In connection with the proposed transaction, Old National filed a registration statement on Form S-4 with the SEC on June 30, 2021. The registration statement includes a joint proxy statement/prospectus of First Midwest and Old National, which was declared effective by the SEC on July 27, 2021. A copy of the definitive joint proxy statement/prospectus has been sent to First Midwest’s and Old National’s shareholders seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF FIRST MIDWEST AND OLD NATIONAL AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MIDWEST, OLD NATIONAL AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Midwest and Old National, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by First Midwest will be made available free of charge in the “Investor Relations” section of First Midwest’s website, https://firstmidwest.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Old National will be made available free of charge in the “Investor Relations” section of Old National’s website, https://www.oldnational.com/, under the heading “Financial Information.”

Participants in Solicitation

First Midwest, Old National, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Midwest’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2021, and certain other documents filed by First Midwest with the SEC. Information regarding Old National’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain other documents filed by Old National with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2021	FIRST MIDWEST BANCORP, INC.

/s/ Nicholas J. Chulos
	Name:	Nicholas J. Chulos
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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